                                                                 EXHIBIT 10.14

                      Addendum to Co-Development Agreement
                      ------------------------------------

     This Addendum to the Co-Development Agreement (the "Addendum Agreement") is dated and effective as of June 21, 1999 and is by and between Mitsubishi Electric Corporation acting through its Communication Systems Business Division, a corporation registered and organized under the laws of Japan, having its office at 8-1-1, Tsukaguchi-Honmachi, Amagasaki City, Hyogo 661, Japan. ("Mitsubishi"), and Centillium Technology Corporation, a corporation organized under the laws of the state of California. U.S.A., and having an address at 46531 Fremont Blvd, Fremont, California. 94538, U.S.A. ("Centillium").

The purpose of this Addendum Agreement is to be included as an addendum to the Co-Development Agreement Between Centillium Technology Corporation and Mitsubishi Electric Corporation signed on October 15th, 1997 (the "Co-Development Agreement").

1. This Addendum Agreement reduces to writing in whole, all the verbal agreements made between both parties in connection with development and support of G.992.2 Annex C.

2. Centillium agrees to make available to Mitsubishi, the CopperLite Annex C product at prices to be agreed upon between both parties. Centillium's Annex C products for Central office are known by system part number of CT-L40DC04&CT-L40AC04 and its Annex C CPE products are known by system part number of CT-L40DT01 & CTL40AT01. Each system part number is comprised of an analog device, digital devices and two software components for Annex C. Both these software components are required for operations of annex C. A detail description is shown in table below.

---------------------------------------------------------------------------
Digital CPE Rev AC-4 ports                           CT-L41DT01-IL-AC
---------------------------------------------------------------------------
Analog CO Rev BB -4 ports                            CT-L41AC04-1M-BB
---------------------------------------------------------------------------
Annex A - Software                                         CT-L21FC04
---------------------------------------------------------------------------
Annex C - Software                                         CT-L41FC04
---------------------------------------------------------------------------
(C) CPE
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Digital CO Rev AC -4ports                            CT-L41DC04-IG-AC
---------------------------------------------------------------------------
Analog CPE RevBB -4ports                             CT-L41AT01-IT-BB
---------------------------------------------------------------------------
Annex A - Software                                         CT-L21FT01
---------------------------------------------------------------------------
Annex C - Software                                         CT-L41FT01
---------------------------------------------------------------------------

3.  The expected availability of Annex C solution is as shown in table below:

    ----------------------------------------------------------------------------
    Item  Delivery Date  Deliverable               Remarks
    ----------------------------------------------------------------------------
    1     Upon signing   Data related to           Performance & Data Sheet
                         Chip Set (Rls.5)          (Annex A data Sheet.
                                                   Differences for Annex C)
    ----------------------------------------------------------------------------
    2     July/15        Firmware for Annex C
                         (Rls.5)
    ----------------------------------------------------------------------------
    3     TBD            E/S(CO,CPE) 10 sets/each  Mitsubishi requests delivery
                                                   on July 15.
    ----------------------------------------------------------------------------
    4     Sep/1          Rls 6 Firmware & Design
                         Reference
    ----------------------------------------------------------------------------

    Centillium shall make its best effort to meet the above schedule regarding availability of the products subject to G.992.Annex C, including completion of this development.
4. For the services rendered and to partially cover the expenses incurred by Centillium in development of Annex C solution. Mitsubishi agrees to pay Centillium the sum of 200,000 U.S. Dollars as follows:
    1)  Upon signature of this addendum by both parties
           US$100,000
    2)  At the time of Centillium's submission of Rls 6 Firmware & Design
        Reference
           US$100,000
[_] This development fee shall cover the above deliverables item 1),2),3),4) and updated software for release six and onward.
5. All other provisions of the aforementioned Co-Development is hereby incorporated into this agreement.
6. This Addendum together with the Co-Development Between Centillium Technology Corporation and Mitsubishi Electric Corporation constitutes the understanding and agreement between the parties with regard to the subjects hereof and thereof. The full and entire understanding for sales and purchase of Annex A&C products shall be included in the business agreement for sales and purchase.


Mitsubishi Electric Corporation             Centillium Technology Corporation


/s/ Teruhiko Moriyama                       /s/ Faraj Aalaei
-------------------------------------       ------------------------------------
Name:  Teruhiko Moriyama                     Name:  Faraj Aalaei
Title: General Manager                       Title: Vice President
Date:  8-24-99                               Date:  8-17-99